Exhibit 10.3(b)


     Schedule of Warrant (refinancings after October 31, 2005) Issued by
             NCT Group, Inc. to Carole Salkind on  March 10, 2006


                      Expiration                                      Shares
     Grant Date          Date            Exercise Price               Granted
     ----------         -----            --------------               -------
      03/10/06        03/10/11       Greater of:  (i) $0.0029;      24,250,000
                                     or (ii) the par value of
                                     NCT Group, Inc.
                                     common stock on the
                                     date of exercise